Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Valvoline Inc Notes
Date of Purchase,07/13/2016
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.49%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,NRG Energy Inc Notes
Date of Purchase,07/19/2016
Underwriter From Whom Purchased,Morgan Stanley and
Company LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,5.12%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Post Holdings Inc Notes
Date of Purchase,07/25/2016
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.13%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,PulteGroup Inc Notes
Date of Purchase,07/26/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.19%
" Commission, Spread or Profit ",0.65%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,SBA Communications Corporation Notes
Date of Purchase,08/01/2016
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.18
Aggregate % of Issue Purchased by the Firm,3.53%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Axalta Coating Systems Notes
Date of Purchase,08/02/2016
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.59
Aggregate % of Issue Purchased by the Firm,6.01%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Hilton Escrow Issuer LLC and Hilton Escrow
Issuer Corp. Notes
Date of Purchase,08/08/2016
Underwriter From Whom Purchased,BofA Merrill Lych
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.85%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,HCA Inc. Notes
Date of Purchase,08/08/2016
Underwriter From Whom Purchased,BofA Merrill Lych
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.13%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Sinclair Television Group Inc. Notes
Date of Purchase,08/15/2016
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,6.70%
" Commission, Spread or Profit ",1.38%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,NRG Yield Operating LLC Notes
Date of Purchase,08/15/2016
Underwriter From Whom Purchased,RBC Capital Markets
LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.98%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Boise Cascade Company Notes
Date of Purchase,08/15/2016
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,5.10%
" Commission, Spread or Profit ",1.38%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,MGM Resorts International Notes
Date of Purchase,08/16/2016
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,5.18%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Societe Generale Notes
Date of Purchase,09/06/2016
Underwriter From Whom Purchased,SG Americas
Securities LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.33%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Novelis Corporation Notes
Date of Purchase,09/07/2016
Underwriter From Whom Purchased,Morgan Stanley and
Company LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.36%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,CSC Holdings LLC Notes
Date of Purchase,09/09/2016
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.14%
" Commission, Spread or Profit ",0.29%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,IMS Health Inc Notes
Date of Purchase,09/14/2016
Underwriter From Whom Purchased,Goldman Sachs and
Company New York
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,5.98%
" Commission, Spread or Profit ",0.88%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Callon Petroleum Company Notes
Date of Purchase,09/15/2016
Underwriter From Whom Purchased,Credit Suisse
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.21%
" Commission, Spread or Profit ",2.18%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Alcoa Nederland Holding Notes
Date of Purchase,09/22/2016
Underwriter From Whom Purchased,Morgan Stanley and
Company LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,4.27%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Targa Resources Partners Notes
Date of Purchase,09/22/2016
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,8.52%
" Commission, Spread or Profit ",0.75%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Targa Resources Partners Notes
Date of Purchase,09/22/2016
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.20%
" Commission, Spread or Profit ",0.75%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,AMN HealthCare Inc Notes
Date of Purchase,09/23/2016
Underwriter From Whom Purchased,SunTrust Bank
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,5.80%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Crescent Communities LLC Notes
Date of Purchase,09/29/2016
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.18%
" Commission, Spread or Profit ",1.63%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Cortes NP Acquisition Corporation Notes
Date of Purchase,09/30/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,5.68%
" Commission, Spread or Profit ",2.25%
Fair & Reasonable Commission (Y/N) (1),Y